SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement on Form N1-A pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 17th day of December, 1999.
                                                         WELLS FARGO FUNDS TRUST

                                                    By /s/ Richard H. Blank, Jr.
                                                           Richard H. Blank, Jr.
                                                             Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                                    Title                       Date

                *                            Trustee
Robert C. Brown

                *                            Trustee
Donald H. Burkhardt

                *                            Trustee
Jack S. Euphrat

                *                            Trustee
Thomas S. Goho

                *                            Trustee
Peter G. Gordon

                *                            Trustee
W. Rodney Hughes

                *                            Trustee
Richard M. Leach

                *                            Trustee
J. Tucker Morse

                *                            Trustee
Timothy J. Penny

                *                            Trustee
Donald C. Willeke

 /s/ Richard H. Blank, Jr.                   Assistant Secretary      12/17/99
Richard H. Blank, Jr.
As Attorney-in-Fact
December 17, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 17th day of December, 1999.

                                                          WELLS FARGO CORE TRUST

                                                    By /s/ Richard H. Blank, Jr.
                                                           Richard H. Blank, Jr.
                                                             Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                                    Title              Date

                *                            Trustee
(Robert C. Brown)

                *                            Trustee
(Jack S. Euphrat)

                *                            Trustee
(Thomas S. Goho)

                *                            Trustee
(Peter Gordon)

                *                            Trustee
(W. Rodney Hughes)

                *                            Trustee
(J. Tucker Morse)

                *                            Trustee
(Donald H. Burkhardt)

                *                            Trustee
(Richard M. Leach)

                *                            Trustee
(Timothy J. Penny)

                *                            Trustee
(Donald C. Willeke)

By  /s/ Richard H. Blank, Jr.                                   12/17/99
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     December 17, 1999